UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

Senesco Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 George Street
Suite 420
New Brunswick, New Jersey 08901
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 296-8400

Not applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On March 26, 2010, Senesco Technologies, Inc. (the “Company”) entered into two Purchase Agreements (the “Non-Affiliate Purchase Agreements”) between the Company and certain non-affiliated investors who are a party thereto (the “Non-Affiliated Investors”).  On March 26, 2010, the Company also entered into a third Purchase Agreement (the “Affiliate Purchase Agreement”) between the Company and certain affiliated investors who are a party thereto (the “Affiliated Investors”).  Collectively the Non-Affiliate Purchase Agreements and Affiliate Purchase Agreement shall be referred to herein as the “Purchase Agreements” and collectively the Non-Affiliated Investors and Affiliated Investors shall be referred to herein as the “Investors”.  For purposes of this 8-K the private placements shall be referred to as the “Offering”.  The respective Purchase Agreements contain substantially similar terms.  It is anticipated that the Offering will bring gross proceeds to the Company in the amount of approximately $11,497,000 and net proceeds to the Company in the amount of approximately $10,800,000.

Pursuant to the Non-Affiliate Purchase Agreements, the Company agreed to issue to the Non-Affiliated Purchasers, in a private placement, an aggregate of approximately 10,297 shares of the Company’s 10% Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), initially convertible into approximately 32,178,125 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) immediately exercisable warrants to purchase up to approximately 32,178,125 shares of Common Stock for an aggregate offering price of approximately $10,297,000.

Pursuant to the Affiliate Purchase Agreement, the Company agreed to issue to the Affiliate Purchasers, in a private placement, an aggregate of approximately 1,200 shares of the Company’s 10% Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), initially convertible into approximately 3,750,000 shares of Common Stock, and (ii) immediately exercisable warrants to purchase up to approximately 3,750,000 shares of Common Stock for an aggregate offering price of approximately $1,200,000.  The Series B Preferred Stock will only be issued after the Company receives stockholder approval.  Collectively, the Series A Preferred Stock and Series B Preferred Stock shall be referred to herein as the “Preferred Stock”.

In connection with the Offering, the Company has agreed to solicit shareholder approval of (i) the ability of the Investors to convert the Securities into common stock, which in the aggregate exceed 20% of our currently outstanding shares of common stock and (ii) the issuance of the Securities to the Affiliated Investors pursuant to the terms and conditions of the Affiliate Purchase Agreement at a stockholders’ meeting to be held as soon as possible (the “Stockholders’ Meeting”).

The Company anticipates that it will close on the Offering with the Non-Affiliate Purchasers within the next three days and, further, will close the Offering with the Affiliate Purchasers as soon as reasonably possible after the receipt of stockholder approval at the Shareholders’ Meeting.

All of the specific terms and conditions of the two Non-Affiliate Purchase Agreements and the Affiliate Purchase Agreement are set forth in the Form of Securities Purchase Agreement (Non-Affiliates), the Form of Securities Purchase Agreement (Non-Affiliates) and the Form of Securities Purchase Agreement (Affiliates) which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this current report and incorporated herein by reference in their entirety.

Warrants

Pursuant to the Purchase Agreements, the Company agreed to deliver each of a Series A Warrant to the Non-Affiliate Investors and a Series B Warrant to the Affiliate Investors (the “Warrants”).  Each Warrant has an initial exercise price of $0.35 per share of Common Stock. The Warrants are immediately exercisable, have a five year term and provide for weighted-average anti-dilution protection. The Series A Warrants are subject to a 19.99% blocker provision to comply with NYSE Amex Rules, which provisions will expire if the stockholders approve the Offering at the Stockholders’ Meeting. The Series B Warrants do not contain a blocker, as they will be issued only after the Company receives stockholder approval to issue such warrants.  The Series A Warrants also contain an provision which limits the holders beneficial ownership to a maximum of 4.99% (which percentage may be increased to 9.99% upon 60 days notice to the Company).

All of the specific terms and conditions of the Warrants are set forth in the Form of Series A Common Stock Purchase Warrant and the Form of Series B Common Stock Purchase Warrant which are filed as Exhibits 4.1 and 4.2, respectively, to this current report and incorporated herein by reference in their entirety.

Registration Rights Agreement

The Company also entered into a Registration Rights Agreement dated as of March 26, 2010, by and among the Company and the Non-Affiliate Investors only (the “Registration Rights Agreement”).   The Affiliate Investors are not a party to the Registration Rights Agreement.  Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission within, except for certain limited exceptions, 30 days of closing the Offering (the “Filing Deadline”) to register the shares of Common Stock issuable upon conversion or exercise of the shares of Series A Preferred Stock and the Warrants, as the case may be (collectively, the “Underlying Shares”). In the event the Company does not file the Registration Statement on or before the Filing Deadline, the Company will be required to pay liquidated damages in an amount equal to 1% of the aggregate amount purchase price paid by the holder for any unregistered securities then held by such Investor up to a maximum of 3%. The Company must file additional registration statements until all of the securities may be sold pursuant to an effective registration statement or the securities become eligible for sale under Rule 144 of the Securities Act (as defined below).  All of the specific terms and conditions of the Registration Rights Agreement are set forth in the Form of Registration Rights Agreement which is filed as Exhibit 10.1 to this current report and incorporated herein by reference in its entirety.

Placement Agent Warrants

In connection with the Non-Affiliate Purchase Agreement filed as Exhibit 10.2 to this current report and as partial compensation for its placement agent services related to such Non-Affiliate Purchase Agreement, the Company will issue to Ladenburg Thalmann & Co. (which acted as exclusive placement agent for a portion of this Offering represented by such Non-Affiliate Purchase Agreement) a warrant initially exercisable to purchase up to approximately 929,688 shares of Common Stock at an exercise price of $0.35 per share of Common Stock ( the “Placement Agent Warrant”).

Additional Warrant

The Company will also issue a warrant initially exercisable to purchase up to approximately 103,125 shares of Common Stock at an exercise price of $0.35 per share of Common Stock to Midtown Partners & Co. LLC as part of a tail coverage fee in connection with the Offering( the “Tail Warrant”).

Important Information

In connection with the private placement, the Company will prepare a proxy statement for the Company’s stockholders to be filed with the Securities and Exchange Commission (the “SEC”). The proxy statement will contain information about the Company, the private placement and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT  INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT APPROVING THE FINANCING AND TRANSACTIONS CONTEMPLATED THEREBY.

In addition to receiving the proxy statement from the Company by mail, shareholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website (http://www.sec.gov ) or, without charge, from the Company’s website at www.senesco.com or by directing such request to Senesco Technologies, Inc.  303 George St., Suite 420, New Brunswick, New Jersey 08901 Attention: Joel Brooks.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies. Information concerning the Company and its directors and executive officers is set forth in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the SEC.

Item 3.02    Unregistered Sales of Equity Securities.

All shares of Preferred Stock, the Warrants, Placement Agent Warrant, Tail Warrant and the Underlying Shares were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended (the “Securities Act”).

Item 3.03     Material Modification to Rights of Security Holders.

On or before April 1, 2010, the Company will file each of the Certificate of Designations designating 10% Series A Convertible Preferred Stock and the Certificate of Designations designating 10% Series B Convertible Preferred Stock (the “Certificate of Designations”) to its Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) with the Secretary of State of the State of Delaware, establishing the Preferred Stock. Each share of Preferred Stock has a stated value of $1,000 (the “Stated Value”). Each holder of shares of Preferred Stock is entitled to receive semi-annually dividends at the rate of 10% per annum of the Stated Value for each share of Preferred Stock held by such holder. Except in limited circumstances, the Company can elect to pay the dividends in cash or shares of Common Stock.  Each share of Preferred Stock is entitled to a liquidation preference equal to the Stated Value plus any accrued and unpaid dividends. The shares of Preferred Stock are convertible into shares of Common Stock at an initial conversion price of $0.32 per share and are convertible at any time, provided that in the conversion of shares of Series A Preferred Stock into shares of Common Stock is subject to a 19.99% blocker provision, which provision will expire if the stockholders approve the Offering at the Stockholders’ Meeting.  The Series A Preferred Stock is also subject to a provision which limits the holders’ beneficial ownership to a maximum of 4.99% (which percentage may be increased to 9.99% upon 60 days notice to the Company). In addition, until the earlier of (i) the earlier of (A) seventy-five (75) days after the date the Company’s registration statement is declared effective or (B) nine (9) months after the closing date, or (ii) as long as less than twenty percent (20%) of the shares of Series A Preferred Stock originally issued hereunder are outstanding, unless otherwise agreed to by a certain percentage of the holders of Series A Preferred Stock, the Company may not (1) except in limited circumstances, enter into, create, incur assume, guarantee or suffer to exist any indebtedness for borrowed money, (2) except in limited circumstances, enter into, create, incur assume, guarantee or suffer to exist any liens, (3) except in connection with the issuance of the Preferred Stock, amend its charter documents in a manner that materially adversely effects the rights of any holder of Preferred Stock, (4) except in limited circumstances repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its common stock, (5) pay cash dividends or distributions on securities which are junior to the Series A Preferred Stock or (5) enter into any transaction with an affiliate of the Company which is not at an arms-length basis or approved by a disinterested majority of the board.  In addition, upon the occurrence of certain events, the holders of Series A Preferred Stock may redeem all of their Series A Preferred Stock.   Such events include (1) if the Company fails to deliver certificates representing issuable upon a conversion hereunder prior to the tenth business day after such shares are required to be delivered, (2) the Company fails to pay in full the amount of cash due pursuant to a buy-in or other event within ten business days, (3) the Company fails to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to an Investor upon a conversion of the Series A Preferred Stock, (4) the Company materially breaches a term in a document underlying the transaction which is not cured within 30 days, (4) the Company redeems more than a de minimis number of securities which are junior to the Series A Preferred Stock , (5) there occurs a change in control transaction or bankruptcy event or (6) the Common Stock shall fail to be listed or quoted for trading on a stock market for more than five trading days.

All of the specific terms and conditions of the Certificates of Designations are set forth in the Certificate of Designations (Series A) and the Certificate of Designations (Series B) which are filed as Exhibits 3.1 and 3.2, respectively, to this current report and incorporated herein by reference in their entirety.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On or before April 1, 2010, the Company will file two Certificate of Designations, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2 and incorporated herein by reference. The Certificates of Designations, which will be effective on or before April 1, 2010, establishes and designates the Preferred Stock and the rights, preferences, privileges and restrictions thereof.

Item 8.01	Other Events

On March 29, 2010, the Company issued a press release announcing the Offering.  A copy of the press release is furnished as Exhibit 99.1 to this periodic report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
3.1	Certificate of Designations (Series A)
3.2	Certificate of Designations (Series B)
4.1	Form of Series A Common Stock Purchase Warrant
4.2	Form of Series B Common Stock Purchase Warrant
10.1	Form of Registration Rights Agreement
10.2	Form of Securities Purchase Agreement (Non-Affiliates)
10.3	Form of Securities Purchase Agreement (Non-Affiliates)
10.4	Form of Securities Purchase Agreement (Affiliates)
99.1	Press Release, dated March 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Date: March 29, 2010	By:	/s/ Jack Van Hulst
Name: Jack Van Hulst
Title: President and Chief Executive Officer